SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 21, 2007

ACTIVE POWER, INC.

(Exact Name of Registrant as Specified in Its Charter)

000-30939

(Commission File Number)

Delaware	74-2961657
(State of Other Jurisdiction of Incorporation)	(IRS Employer Identification No.)

2128 W. Braker Lane, BK12, Austin, Texas	78758
(Address of Principal Executive Offices)	(Zip Code)

(512) 836-6464

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registration under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On March 21, 2007, Active Power, Inc. (the “Company”), received a NASDAQ Staff Determination indicating that the Company fails to comply with the filings requirements as set forth in NASDAQ Marketplace Rule 4310(c)(14) and that its securities are therefore subject to delisting from The NASDAQ Global Market. The Company previously announced on March 19, 2007 that it filed a notification with the Securities and Exchange Commission on Form 12b-25 stating that because the Company’s previously announced internal review of its historical stock option grants and related procedures and accounting is not yet complete, the Company was unable to file its Annual Report on Form 10-K for the year ended December 31, 2006 (the “2006 10-K”) by the required filing date of March 16, 2007. At that time, the Company also announced that it had notified NASDAQ of its inability to timely file its 2006 10-K and the resulting failure to satisfy the continued listing standard upon which the NASDAQ Staff Determination Letter received by the Company on March 21, 2007 was based.

As permitted by the NASDAQ Marketplace Rules, by March 28, 2007 the Company intends to file a request with the NASDAQ Listing Qualifications Hearing Department seeking a hearing before a NASDAQ Listing Qualifications Panel (the “Panel”) to review the Staff Determination. The Company’s hearing request will stay NASDAQ’s suspension and delisting actions, meaning that the Company’s common stock will remain listed and continue to trade on the NASDAQ Global Market under the trading symbol “ACPW,” pending the outcome of such hearing. The Panel also may grant certain extension periods that may continue to stay NASDAQ’s suspension and delisting actions. There can be no assurance that the Panel will grant the Company’s request for continued listing.

The Company expects its hearing before the Panel will take place approximately 30 days from the Company’s hearing request. The Company intends to file the 2006 10-K as soon as practicable once the Company has finalized its conclusions following the completion of the internal review and the final report of the Special Committee (and after the Company’s external auditors have completed their review of the Company’s conclusions and any additional necessary audit procedures). Although the Company remains unable to provide a specific estimate for the 2006 10-K filing date at this time, the Company believes that will be able to file its 2006 10-K within 30 days of its hearing request.

On March 26, 2007, the Company issued a press release announcing its receipt of the NASDAQ Staff Determination Letter as required by NASDAQ Marketplace Rule 4804(b). A copy of the press release is attached as Exhibit 99.1 to this report. In accordance with General Instruction B.2 of Form 8-K, the information set forth in the attached Exhibit 99.1 shall be deemed to be “furnished” and not deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits.

In accordance with General Instruction B.2 of Form 8-K, the information set forth in the attached exhibit shall be deemed to be “furnished” and not deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended.

Exhibit No.	Description

99.1	Press Release of Active Power, Inc. dated March 26, 2007

The inclusion of any statement in this Current Report on Form 8-K does not constitute an admission by the Company or any other person that the events or circumstances described in such statement are material.

Cautionary Note Regarding Forward Looking Statements

All statements in this Current Report on Form 8-K other than statements of historical fact are forward looking statements that are subject to risks and uncertainties that could cause such statements to differ materially from actual future events or results. Such forward looking statements are generally, but not necessarily, accompanied by words such as “plan,” “if,” “estimate,” “expect,” “believe,” “could,” “would,” “anticipate,” “may,” or other words that convey uncertainty of future events or outcomes. Specific examples of forward looking statements in this Current Report on Form 8-K include, but are not limited to, statements concerning the status of the Company’s internal review of its historical stock option grants and related procedures and accounting and preliminary conclusions of the Company; NASDAQ’s future actions pursuant to the Staff Determination; the Company’s intent to file a hearing request and the effect and timing of any such request; the length of time it may take for a hearing by the Listing Qualifications Panel on the Staff Determination to be set by NASDAQ or the outcome of any such hearing; the length of time it may take for the Company to complete its internal review of its historical stock option grants and related procedures and accounting; and the length of time it may take for the Company to file its Annual Report on Form 10-K for the year ended December 31, 2006. These forward looking statements and other statements made elsewhere in this Current Report on Form 8-K are made in reliance, in part, on the Private Securities Litigation Reform Act of 1995. These forward looking statements are based on current information and expectations, and involve a number of risks and uncertainties. Actual results may differ materially from those projected in such forward looking statements due to various factors, including but not limited to, inability to accurately predict revenue and budget for expenses for future periods; fluctuations in revenue and operating results; overall market performance; potential for significant losses to continue decreases and/or delays in capital spending; limited product offerings; inability to expand and integrate new distribution channels; inability to manage new and existing product distribution relationships; dependence on the Company’s relationship with Caterpillar®; competition; delays in research and development; dependence on sole or limited source suppliers; inability to increase product sales; inventory risks; dependence upon key personnel; inability to protect the Company’s intellectual property rights; potential future acquisitions; volatility of the Company’s stock price regardless of the Company’s actual financial performance; ability to successfully prosecute and defend any future litigation; additional issued identified by the Company arising out of or related to the investigation into the Company’s historical stock option grants and related procedures and accounting; impact of additional tax liabilities that have not yet been estimated; impact of any NASDAQ suspension or delisting proceedings or actions; future rule-making, regulatory or enforcement actions, pronouncements or guidance by the SEC, PCAOB, NASDAQ or other regulatory agencies; and other factors detailed in the Company’s filings with the Securities and Exchange Commission. Any one of these factors may cause the Company’s actual financial results to differ materially from its projected results. The forward looking statements in this Current Report on Form 8-K speak only as of the date they are made. The Company undertakes no obligation to revise or update publicly any forward looking statement for any reason, including forward looking statements made herein relating to the nature and scope of the Company’s ongoing internal investigation, the preliminary conclusions reached by the Company or estimates or projections concerning timing, results, consequences or effects related to the internal review, filing of the 2006 10-K or NASDAQ suspension or delisting proceedings or actions. Readers are referred to the Company’s Annual Report on Form 10-K, subsequent Quarterly Reports on Form 10-Q, recent Current Reports on Form 8-K, and other Securities and Exchange Commission filings which discuss the foregoing factors as well as other important risk factors that could affect the Company’s business, results of operations and financial condition.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Active Power, Inc.

Dated: March 26, 2007	By:	/s/ John K. Penver
John K. Penver
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of Active Power, Inc. dated March 26, 2007